NUMBER


COMMON STOCK                                        SHARES

PAR VALUE $.01

INCORPORATED UNDER THE LAWS                         SEE REVERSE FOR
OF THE STATE OF DELAWARE                          CERTAIN DEFINITIONS

                                                  CUSIP 402734 10 7

                       GULFSTREAM AEROSPACE CORPORATION

THIS IS TO CERTIFY THAT




IS THE OWNER OF

            FULL-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF


                             CERTIFICATE OF STOCK


GULFSTREAM AEROSPACE CORPORATION, TRANSFERABLE IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE SUBJECT TO ALL THE TERMS, CONDITIONS AND LIMITATIONS OF THE CERTIFICATE OF INCORPORATION AND
ALL AMENDMENTS THERETO AND SUPPLEMENTS THEREOF. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR. WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED                                                         [SIGNATURE]
COUNTERSIGNED AND REGISTERED:                        [SEAL]            CHAIRMAN
   CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
      TRANSFER AGENT AND REGISTRAR
                                                              [SIGNATURE]
                                                                    SECRETARY

BY

                     AUTHORIZED SIGNATURE

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM -- as tenants in common                          UNIF GIFT MIN ACT-_________Custodian_________
   TEN ENT -- as tenants by the entireties                                      (Cust)           (Minor)
   JT TEN  -- as joint tenants with right of                               under Uniform Gifts to Minors
              survivorship and not as tenants                              Act ______________________
              in common                                                               (State)

     Additional abbreviations may also be used though not in the above list.



For value received, _______________ hereby sell, assign and transfer unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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------------------------------------------------------------------------- Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated:__________________


 NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
         WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE GUARANTEED:

---------------------------------

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